UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2025

SRx Health Solutions, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 US Highway 1

North Palm Beach, Florida 33408

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 896-1254

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	SRXH	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 16, 2025, SRx Health Solutions, Inc. (the “Company”) entered into a Share Exchange and Asset Transfer Agreement (the “Transfer Agreement”), as unanimously approved by the Board, by and among the Company, EMJ Crypto Technologies Inc., a corporation organized under the laws of Ontario, Canada (“EMJC”), CCC Crypto Corp., a Delaware corporation (“DelawareCo”), and the transferors named therein (the “Transferors”).

Upon the terms and subject to the conditions set forth in the Transfer Agreement, the Company shall acquire EMJC and DelawareCo and acquire from certain Transferors all of their rights in and to the IP Asset (defined below), in an all-stock transaction, for an aggregate purchase price of approximately $55 million (the “Transaction”).

The “IP Asset” means all intellectual property rights, whether or not registerable, in any jurisdiction in the world, including without limitation copyrights, patent rights, trademark rights, trade secrets, and software, in connection with certain technology developed by or on behalf of EMJC, DelawareCo and the Transferors that uses artificial intelligence to predict outcomes from data sets (including an algorithm which is designed to outperform Bitcoin and Ethereum based on trading volatility), including all know-how, trade secrets, coding (source code and object code), designs, data, algorithms, formulae, specifications, processes, procedures, methods, techniques, ideas, software, tools, inventions, apparatus, creations, works of authorship (whether or not copyrighted) and other similar materials, and all reports, analyses, results and records relating to any of the foregoing, in each case in any form or embodied in any media, and whether or not registrable.

The completion of the Transaction is subject to customary closing conditions, including (i) approval of the Transaction by the Company’s stockholders, (ii) filing and mailing of a definitive information statement filed with the Securities and Exchange Commission (the “SEC”), (iii) the shares of the Company’s comm stock to be issued pursuant to the Transfer Agreement having been approved for listing on the NYSE American, (iv) the Company shall file with the SEC a registration statement on Form S-4 (the “Registration Statement”), in connection with the registration under the Securities Act of 1933, as amended (“Securities Act”) of the Company’s common shares to be issued in the Transaction for resale by such holders, (v) subject to specified materiality standards, the accuracy of the representations and warranties of the other parties; and (vi) the performance by the other parties in all material respects with all obligations required to be performed under the Transfer Agreement at or prior to the date (the “Closing Date”) of the closing of the transactions contemplated by the Transfer Agreement (the “Closing”). The Transfer Agreement may be terminated under certain circumstances, including by mutual consent, failure to obtain required approvals, or a material breach by either party.

The Transfer Agreement contains customary representations and warranties of the parties thereto (the “Transaction Parties”). The Transfer Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of the Company’s business between the date of the signing of the Transfer Agreement and the Closing and (ii) the efforts of the parties to cause the Transaction to be completed, including obtaining all approvals, consents, registrations, authorizations and other confirmations from any third party necessary, proper or advisable to consummate the transactions contemplated by the Transfer Agreement.

The Transfer Agreement may be terminated prior to the Closing by: (a) by mutual written consent of each of the Transaction Parties; (b) by any Transaction Party, after the June 30, 2026 (the “End Date”), if the Transaction has not been consummated (subject to certain conditions); (c) by any Transaction Party if a governmental body has issued a non-appealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transfer; (d) by the other Transaction Parties upon the Company’s breach of the Transfer Agreement which is not timely cured; (e) by upon the Company any other Transaction Party’s breach of the Transfer Agreement which is not timely cured; (f) by the Company, if there will have occurred any EMJC Material Adverse Effect or DelawareCo Material Adverse Effect (as each such term is defined in the Transfer Agreement) (subject to certain conditions); or (g by the Transferor Parties, if there will have occurred any SRXH Material Adverse Effect (as such term is defined in the Transfer Agreement) (subject to certain conditions).

If the Transfer Agreement is terminated due to the Company’s breach thereof, the Company is required to pay to the other Transaction Parties an amount equal to all fees and expenses incurred by them in connection with the Transaction, not to exceed $300,000.00. If the Transfer Agreement is terminated due to the breach thereof by another Transferor Party, the Transferor Parties are required to pay to the Company an amount equal to all fees and expenses incurred by the Company in connection with the Transaction, not to exceed $300,000.00.

A copy of the Transfer Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein. The foregoing summary of the Transfer Agreement does not purport to be complete, has been included to provide investors and security holders with information regarding the terms of the Transfer Agreement and is qualified in its entirety by reference to the full text and the terms and conditions of the Transfer Agreement. It is not intended to provide any other factual information about the Company, EMJC, DelawareCo, the Transferors, or their respective subsidiaries and affiliates. The Transfer Agreement contains representations and warranties by each of the parties to the Transfer Agreement, which were made only for purposes of the Transfer Agreement and as of specified dates. The representations, warranties and covenants in the Transfer Agreement were made solely for the benefit of the parties to the Transfer Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transfer Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, EMJC, DelawareCo, the Transferors, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transfer Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On December 16, 2025, the Company issued a press release announcing the entry into the Transfer Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In addition, on December 16, 2025, the Company posted an investor presentation to its website at www.srxhealth.com related to the Transaction. A copy of the investor presentation is furnished herewith as Exhibit 99.2 and incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

† 2.1	Share Exchange and Transfer Agreement dated December 16, 2025.
99.1	Press Release dated December 16, 2025.
99.2	Investor Presentation
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

Additional Information and Where to Find It

In connection with the Transaction, the Company intends to file with the SEC an information statement, in preliminary and definitive form (the “Information Statement”), and the Company will file other documents regarding the Transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE INFORMATION STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, EMJC, DELAWARECO, THE TRANSFERORS, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

A definitive information statement will be mailed to shareholders of the Company. Investors will be able to obtain free copies of statement, as may be amended from time to time, and other relevant documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by the Company, including the information statement (when available), will be available free of charge from the Company’s website at www.srxhealth.com.

Forward-Looking Statements

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements include, but are not limited to, statements relating to our ability to raise sufficient capital to finance our planned operations, market acceptance of our technology and product offerings, our ability to attract and retain key personnel, our ability to protect our intellectual property, and estimates of our current cash position and future needs. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRx Health Solutions, Inc.

	By:	/s/ Carolina Martinez
	Name:	Carolina Martinez
	Title:	Chief Financial Officer

December 16, 2025